SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 21, 1998
                                                         --------------

                        Lexmark International Group, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   1-14050                    22-3074422
          --------                   -------                    ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)             File No.)               Identification No.)


One Lexmark Centre Drive, Lexington, Kentucky                     40550
---------------------------------------------                     -----
  (Address of principal executive offices)                      (Zip code)





       Registrant's telephone number, including area code: (606) 232-2000
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.           Other Events.

                  The Registrant hereby adds the information contained in Note 21 to its annual report previously filed on Form 10-K for the Fiscal Year Ended December 31, 1997 in Part II, Item 8. Financial Statements and Supplementary Data.



Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits

                  Exhibit 13 - Financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               LEXMARK INTERNATIONAL GROUP, INC.



                                               By:    /s/ David L. Goodnight
                                                      ----------------------
                                                      David L. Goodnight
                                                      Corporate Controller


Date:  April 21, 1998


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